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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 March 31, 1998

                       PROLOGIC MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

Arizona                             1-13704                      86-0498857
(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)               Identification No.)

                            2030 East Speedway Blvd.
                             Tucson, Arizona 85719
              (Address of principal executive offices) (Zip Code)

                                 (520) 230-1000
              (Registrant's telephone number, including area code)
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Item 4. Changes in Registrant's Certifying Accountant

          The Company's auditors KPMG Peat Marwick LLP have resigned as of March 26, 1998.

          At the end of the Fiscal year ended March 31, 1997 KPMG Peat Marwick qualified their opinion to state that the consolidated financial statements had been prepared assuming that the Company were to continue as a going concern. The footnotes to the statements discussed that the Company had suffered recurring losses from operations that raised substantial doubt about its ability to continue as a going concern.

          During the two year period ended March 31, 1997, the Company did not have any disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.


Item 7.  Exhibits

         Exhibit 1  Letter dated 3/31/98 to SEC from KMPG Peat Marwick, LLP



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


PROLOGIC MANAGEMENT SYSTEMS, INC.


Dated: March 31, 1998               By: /s/ James M. Heim
                                        -------------------------------------
                                        James M. Heim
                                        President and Chief Executive Officer